SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
The following changes will take effect on or about July 29, 2019:
The following information replaces the existing disclosure relating to the fund contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each fund's prospectus(es).
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Sophia Noisten, Associate. Portfolio Manager of the fund. Began managing the fund in 2019.
The following information replaces the existing disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of each fund's prospectus(es).
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
Sophia Noisten, Associate. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2016. Prior to her current role, she completed the graduate training program and interned with the Multi-Asset group.
■	Portfolio Analyst for Multi Asset: New York.
■	BS in Finance and International Business, Georgetown University.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-51